TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and Statement of Additional Information

* * * Transamerica Event Driven

The Board of Trustees has approved the liquidation of Transamerica Event Driven (the “fund”) effective on or about October 22, 2021. Effective on or about the close of business on August 16, 2021, the fund will be closed to new investors, and effective on or about the close of business on October 15, 2021, the fund will be closed to all investments.

Prior to the fund's liquidation, shareholders may exchange their fund shares for shares of the same class of another fund within Transamerica Funds. Shareholders who hold their shares through UMB Bank, N.A. custodial accounts directly with Transamerica Funds and have not exchanged their shares to another fund prior to the liquidation will have their shares automatically exchanged to the same share class of Transamerica Government Money Market on the liquidation date.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash or cash equivalents. After the conversion, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund, all references to Transamerica Event Driven are deleted in their entirety from the Prospectuses and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

August 6, 2021